INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MARCH 15, 2019 TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2019, OF:

Invesco S&P Emerging Markets Momentum ETF (EEMO)

(the “Fund”)

Effective immediately, the following risks are added as new sub-sections under “Principal Risks of Investing in the Fund – Emerging Markets Investment Risk” on page 3:

Indian Securities Risk. Investment in Indian securities involves heightened risks and the country’s market is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment. This will affect the rate at which the Fund is able to invest in securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio, subject the Fund to higher transaction costs, or inhibit the Fund’s ability to track the Underlying Index. The Fund’s investments in securities of issuers located or operating in India, as well as its ability to track the Underlying Index, also may be limited or prevented, at times, due to the limits on foreign ownership of Indian securities imposed by the Reserve Bank of India (“RBI”).

Russian Securities Risk. The Fund may invest in securities of companies domiciled in Russia. The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which further may impair the value or liquidity of Russian securities, and therefore may negatively impact the Fund.

Please Retain This Supplement For Future Reference.

P-PS-EEMO-PROSUP-3 03152019